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                                                                    Exhibit 10.2

                                 APPROVED BY THE
                      BOARD OF DIRECTORS -- MARCH 13, 1996

                AMMENDED AND APPROVED BY THE BOARD OF DIRECTORS -
                                 October 6, 1999



                                  Lakeland Bank

                      Directors' Deferred Compensation Plan

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                                TABLE OF CONTENTS

ARTICLE I -- PURPOSE AND SCOPE                              1

         1.1.  ESTABLISHMENT                                1
         1.2.  PURPOSE                                      1
         1.3.  APPLICATION                                  1
         1.4.  SCOPE                                        1

ARTICLE II - PARTICIPATION                                  2
         2.1.  ELIGIBILITY FOR PARTICIPATION                2
         2.2.  DURATION OF PARTICIPATION                    2

ARTICLE III - BENEFITS                                      3

         3.1.  ELIGIBILITY TO RECEIVE BENEFITS              3
         3.2.  AMOUNT OF BENEFIT                            3
         3.3.  NORMAL RETIREMENT DATE                       3
         3.4.  VESTING                                      4

ARTICLE IV -- PAYMENT OF BENEFITS                           5
         4.1.  COMMENCEMENT OF BENEFITS                     5
         4.2.  ALIENATION OF BENEFITS PROHIBITED            5

         4.3.  INCAPACITY                                   5

ARTICLE V -- GENERAL PROVISIONS                             6

         5.1.  FUNDING                                      6

         5.2.  RIGHT TO AMEND, SUSPEND OR TERMINATE         6
         5.3.  EFFECT OF TERMINATION                        6
         5.4.  RIGHTS TO BENEFITS                           6
         5.5.  ADMINISTRATION OF THE PLAN                   6
         5.6.  CONSTRUCTION                                 7

         5.7.  TITLES                                       7
         5.8.  IMPOSSIBILITY OF ACTION                      7
         5.9.  SEPARABILITY                                 7
         5.10. AUTHORIZED OFFICERS                          7
         5.11. CERTAIN RIGHTS AND LIMITATIONS               7
         5.12  CHANGE OF CONTROl                            8
                                       ii

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                         ARTICLE I -- PURPOSE AND SCOPE

1.1.          ESTABLISHMENT

              Lakeland Bank (hereinafter referred to as the "Bank") hereby establishes effective as of January 1, 1996, an unfunded Deferred Compensation Plan for its eligible Directors and their beneficiaries as described herein which shall be known as the "Lakeland Bank Director Deferred Compensation Plan" (hereinafter referred to as the "Plan").

1.2.          PURPOSE

              The purpose of this Plan is to defer compensation of the Directors of the Bank. All capitalized terms in the Plan shall have meaning ascribed to them under the Plan, as the context of the Plan may require.

1.3.          APPLICATION OF THE PLAN

              The terms of the Plan are applicable only to eligible Directors who are in the employ of the Bank on or after January 1, 1996. Any Director who retired or whose relationship as director with the Bank was otherwise terminated prior to such date shall not be eligible to participate in the Plan.

1.4.          SCOPE

              This Plan is designed to provide Directors of the bank deferred compensation. Nothing herein contained, and no action taken pursuant to the provisions of this Plan, shall create or be construed to create a fiduciary relationship between the Bank and any Director of the Bank, their surviving spouse or dependents, their estate or their beneficiaries or any other person.

              Any reserves or liabilities set up on the Bank's books of account with respect to any benefits to be paid under this Plan shall continue for all purposes to be a part of the general funds or assets of the Bank. To the extent that any person acquires right to receive payments from the Bank under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Bank.

                                        1

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                           ARTICLE II -- PARTICIPATION

2.1.          ELIGIBILITY FOR PARTICIPATION

              Directors of the Bank who have fifteen or more years of service shall be eligible to participate in the Plan. The Board of directors of the Bank shall, in their sole and absolute discretion, determine who is eligible to participate in the Plan. Decisions of the Board of Directors shall be conclusive and binding on all persons.

2.2.          DURATION OF PARTICIPATION

              A Director who becomes a Participant shall continue to be a Participant until the later of termination as a Director with the Bank or the date he or she is no longer entitled to benefits under the Plan.

                                        2

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                      ARTICLE III -- DEFERRED COMPENSATION

3.1           ELIGIBILITY TO RECEIVE DEFERRED COMPENSATION

              The Bank shall pay deferred compensation with respect to each:

              (a) Retired Participant (including Participants who terminated for reasons other than retirement and who have commenced receipt of their Vested benefit in the Deferred Compensation Plan);

              (b) Surviving spouse receiving a Pre-Retirement Survivor deferred compensation under this Plan;

              (c) Spouse of a deceased Retired Participant receiving deferred compensation under this Plan in accordance with the form of payment in effect for such Participant;

              whose amount of deferred compensation, determined in accordance with Section 3.2, is greater than $0. Such deferred compensation shall be paid directly to such Participant, or to the Participant's Surviving Spouse from the general assets of the Bank.

3.2.          AMOUNT OF DEFERRED COMPENSATION

              The amount of the deferred compensation shall be as follows:

              A participant entitled to payment in accordance with Section 3.1(a) shall receive his deferred compensation in monthly, quarterly, or annual payments at the discretion of the Director, payable for ten (10) years. Should death occur prior to ten (10) years of payments, the balance of payments shall be payable to the Director's spouse.

                  $12,500 per year for 25 or more years of service as a Director

               o $10,000 per year for 20 but less than 25 years of service as a Director.

               o $ 7,500 per year for 15, but less than 20, years of service as a Director.

               o $ 5,000 per year for 10, but less than 15, years of service as a Director.

               o  $ 0 for less than 10 years of service.

3.3.          NORMAL RETIREMENT DATE

              The Normal Retirement Date for a Director shall be the first of the month following the date at which the director shall have reached the age of 75 for directors as of March 13, 1996 and 72 for subsequent directors.

                                        3

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3.4.          VESTING

              Each Director shall, upon the completion of 10 or more years of service, be vested in deferred compensation as outlined in Section 3.2, payable beginning the month following his/her termination as a Director. In the event of the death of a Vested Director prior to the commencement of payment of deferred compensation, such deferred compensation shall be payable to the Director's spouse as if he retired on the date of his death.

                                        4

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                 ARTICLE IV -- PAYMENT OF DEFERRED COMPENSATION

4.1.          COMMENCEMENT OF PAYMENTS

              The Deferred Compensation shall become payable to an eligible Director as of his Normal Retirement Date.

4.2.          ALIENATION OF DEFERRED COMPENSATION PROHIBITED

              No deferred compensation payable at any time under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, attachment or encumbrance of any kind, except as required by law. Neither shall any deferred compensation payable at any time under the Plan be subject in any manner to the debts or liabilities of any person entitled to such benefit, nor shall the Bank be required to make any payments toward such debts or liabilities.

4.3.          INCAPACITY

              In the event that any deferred compensation hereunder is, or becomes, payable to a minor or to a person under legal disability, or to a person not judicially declared incompetent but who by reason of illness or mental or physical disability is, in the opinion of the Bank, incapable of personally receiving and giving valid receipt of such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Bank may provide for such payment or any part thereof be made to any person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for such person and a complete discharge of the liability of the Bank therefor.

                                        5

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                         ARTICLE V -- GENERAL PROVISIONS

5.1.          FUNDING

              The Deferred Compensation Plan is intended as an unfunded plan. The Bank intends to establish appropriate reserves on its books of account in accordance with generally accepted accounting principles. In addition, the Bank may establish a Trust to hold assets of the Bank as a reserve for the discharge of the Bank's obligation to Participants. In that event, such reserves shall be, for all purposes, part of the general funds of the Bank and no Participant, eligible spouse or other person claiming a right under the Deferred Compensation Plan shall have any interest, right or title to such reserves.

5.2.          RIGHT TO AMEND, SUSPEND OR TERMINATE

              The Bank reserves the right at any time and from time to time to amend, suspend or terminate the Deferred Compensation Plan by action of the Board of Directors without the consent of any Participant, eligible beneficiary or other person claiming a right under the Plan. No amendment of the Plan shall reduce the benefits of any Participant below the amount which he or she has accrued as of the date of termination.

5.3.          EFFECT OF TERMINATION

              In the event that the Plan is terminated, benefits accrued by eligible Participants shall vest. There shall be no further accrual of benefits after the date of Plan termination.

5.4.          RIGHTS TO BENEFITS

              No person shall have any right to a benefit under the Plan except as such benefit has accrued to him or her in accordance with the terms of the Plan, and then such right shall be no greater than the rights of any unsecured general creditor of the Bank. Notwithstanding any other provisions of this Plan, if a Director shall be terminated for reason of acts of fraud, dishonesty, larceny, misappropriation or embezzlement committed against the Bank, all of such Director's rights to benefits under this Deferred Compensation Plan shall be forfeited.

5.5.          ADMINISTRATION OF THE DEFERRED COMPENSATION PLAN

              The Bank may establish a Committee to administer the Plan. Except as otherwise specifically provided in the Plan, the Committee shall be the administrator of the Plan. The Committee shall have full authority to determine all questions arising in connection with the Plan including its interpretation, may adopt procedural rules and may employ and rely on such legal counsel, consultants, accountants and agents as it may deem advisable to assist in the administration of the Plan. Decisions of the Committee shall be conclusive and binding on all persons.

                                        6

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5.6.          CONSTRUCTION

              The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of New Jersey.

5.7.          TITLES

              The titles of the Articles and Sections herein are included for convenience of reference only and shall not be construed as a part of the Plan, or have any effect on the meaning of the provisions hereof. Unless the context requires otherwise, the singular shall include the plural; the masculine gender shall include the feminine and vice versa; and such words as "herein", "hereinafter", "hereof" and "hereunder" shall refer to this instrument as a whole and not merely to the subdivision in which such words appear.

5.8.          IMPOSSIBILITY OF ACTION

              In case it becomes impossible for any fiduciary to perform any act under this Plan, that act shall be performed which in the judgment of such fiduciary will most nearly carry out the intent and purposes of this Plan. All parties concerned shall be bound by any such acts performed under such conditions.

5.9.          SEPARABILITY

              In any term or provision of this Plan as presently in effect or an amended from time to time, or the application thereof to any payments or circumstances, shall to any extent be invalid or unenforceable, the remainder of the Plan, and the application of such term or provision to payments or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term or provision of the Plan shall be valid and enforced to the fullest extent permitted by law.

5.10.         AUTHORIZED OFFICERS

              Whenever the Bank under the terms of the Plan is permitted or required to do or to perform any act or matter or thing, it shall be done and performed by the duly authorized officer of the Bank or his designee.

5.11.         CERTAIN RIGHTS AND LIMITATIONS

              The establishment of the Plan shall not be construed as conferring any legal rights upon any Director or other person for a continuation of employment, nor shall it interfere with the rights of the Bank to terminate any Director and to treat him or her without regard to the effect that such treatment might have upon that Director's participation in the Plan.

                                        7

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5.12.         CHANGE OF CONTROL

              In the event of a "change of control" of the bank as defined below, the director will be paid according to the schedule in paragraph 3.2 as if the director had turned 75 on the date of change of control if he is no longer a director under the new control. If he or she remains as a director following "change of control" the deferred compensation will remain in effect and continue as if there had been no change of control.

              A "Change in Control" shall mean any of the following:

                  (1) a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Bank, or a similar transaction in which the Bank is not the resulting entity; or

                  (2) individuals who constitute the new Board of the Bank cease for any reason to constitute a majority thereof; or

                  (3) a change in control within the meaning of 12 C.F.R. ss. 225.2 (e) (1), as determined by the Board of Directors of the Bank; or

                  (4) an event occurs of a nature that (i) would be required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or (ii) results in a change in control of the Bank within the meaning of the Rules and Regulations promulgated by the Board of Governors of the Federal Reserve System or the Office of the Comptroller of the Currency, as in effect on the date hereof; or

                  (5) without limitation, a change in control shall be deemed to have occurred at such time as any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Bank is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Bank representing 25% or more of the Bank's outstanding securities ordinarily having the right to vote at the election of directors (excluding any securities purchased by the Bank's employee stock ownership plan and trust or any other employee benefit plan of the Bank established from time to time); or

                  (6) a proxy statement soliciting proxies from stockholders of the Bank is distributed by someone other than the current management of the Bank, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Bank; or


                  (7) a tender offer is made for 25% or more of the voting securities of the Bank and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Bank have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

                                        8